Shiner International, Inc.

INVESTOR PRESENTATION

September 2010



Green —— Environmentally Friendly —— Healthier Products


海口工业园基地

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Company Overview

- One of the Largest Flexible Packaging Manufacturers in China and Emerging Leader Globally, with over 50 customers in 20 countries
- Focused on value-added, specialty packaging using proprietary film structures
- Headquarters in Haikou, P.R.C.; facilities in Hainan and Zhuhai
- R&D Center established in 1997; 16 patents obtained and 6 patents pending
- Net Sales $53 Million - Pro forma 2010
- Disciplined Acquisition & Integration Strategy



Color Printing 7%
BOPP Tobacco Film 33%
Anti-Counterfeit 21%
Coated Film 39%

Product Sales



Australia 4%
North America 3%
South America 0%
Europe 1%
Middle East 3%
Africa 0%
Asia (Outside Mainland China) 9%
China (Mainland) 80%

Geographical Sales

Investment Highlights

- Well-known Customer Base: Most of Shiner's customers are the industry leaders, such as "Shineway", a leading meat processor; "Master Kong", a leading producer of instant noodles; "Want Want", a leading biscuit company.
- Customer-Tailored Packaging Solutions: Shiner has strong research capabilities and is able to provide a customer-tailored solution based upon the customers' actual needs. Very few Chinese competitors can do so.
- Innovative Packaging Solution: Shiner is able to leverage its world class R&D to develop innovative packaging products that help customers save costs while achieving better outcomes (longer shelf life, lighter materials).
- "One-Stop" Service and Production: Shiner has the most complete product offering from R&D to color printing and packaging, so that the customers can save time and cost by using its "one-stop" service.
- Low risk from import substitution: The lead time for importing BOPP films into China could take as long as 3 months and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP for domestic ones.
- Plays into China's growing domestic food consumption story: The food industry is expected to surpass a value of US$ 588 billion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will be further enhanced, driving strong demand for Shiner's products.
- Experienced management team: The company is lead by a talented management team with over 20 years of experience in the packaging industry and a well established technical and science driven operations team.

China Flexible Packaging Growth Drivers

- China's packaging industry remains the **world's third largest** packaging market and worth **over USD 81 billion**.
- **Consumers are trading up** from unpackaged goods, a traditional and large market in China, to branded and packaged alternatives.
- Modern Chinese consumers are making **more purchases in supermarkets**, in lieu of traditional wet markets and independent food stores. These modern retailing formats provide strong growth opportunities for packaging.
- Rising disposable incomes and the continued **Westernization of consumer lifestyles** will continue to fuel demand for higher quality branded packaged products, at the expense of unpackaged products.
- D**emand for convenience** is transforming consumer behavior and virtually all packaged food manufacturers are creating smaller versions, targeting an increasing number of "on-the-go" consumers.
- As **China's food and beverage production industry continues to grow** steadily, the use value of packaging products will be further enhanced, creating enormous room for growth in the food packaging market.

Source: Euromonitor International

International Flexible Packaging Growth Drivers

- **Worldwide demand** for converted flexible packaging is **forecast to grow** 3.6 percent per year to over 19 million metric tons in 2013.
- Demand for converted flexible packaging will benefit from the products' **environmentally friendly image** as well as cost advantages compared to rigid containers.
- **Population growth**, **greater urbanization and industrialization**, and **expanding international trade** will support advances in generally underdeveloped packaging sectors.
- **Rising consumer income** levels and expanding middle classes will also generate robust internal demand for packaged consumer goods like processed foods, beverages, pharmaceuticals and personal care items, supporting increases in converted flexible packaging consumption.
- **Developments in flexible packaging films**, such as breathable properties, biodegradable films and high-barrier resins, will support demand in new and existing applications, particularly in the food and pharmaceutical industries.

Source: Euromonitor International

Leading Products



Applications:

- Commercial Packaging
- Food and Beverage
- Medical/Surgical
- Pharmaceutical
- Cosmetics
- Consumer Products

Benefits:

- Reduces waste
- Lower energy requirements
- Extended shelf life
- Easy storage
- Lower weight
- Environmentally friendly

Products Categories

➢ Food Safe Packaging



High barrier to vapor and oxygen, longer shelf life, transparent compared with metal packaging, single layer compared with multi-layer





- Annual Capacity: 15,000 metric tons
- Excellent moisture, oxygen barrier
- Outstanding flavor and aroma barrier
- Superior machinability and sealability
- Outstanding optical performance

➢ Tobacco Packaging



Flexible thickness, flexible heat-sealable, good transparency and glossiness, scratch-resistant surface and waterproof



- Annual Capacity: 10,500 metric tons
- Excellent property of heat smoothness
- Low surface resistance and weak static
- Strong moisture-resistance

➢ Anti-counterfeit Packaging



Clear anti-counterfeit effect, strictly controlled distribution channel, proprietary technology



- Annual Capacity: 2,500 metric tons
- Superior brand protections
- Customized holographic images
- Strong technical support

Sample of Top Customers

The largest meat processing company in China with US$ 6 billion in sales.

The leading producer of instant noodle, beverages and baked goods with US$ 6 billion in sales. 54% market share of the instant noodle market in China.

One of the largest food companies in China, with US$ 2 billion in sales.

One of the largest confectionery producers in China with US$ 600 million in sales. Its leading product is "Sachima", a popular snack in China.

The leading snack producer in China with US$ 1.9 billion in sales.

One of the largest cigarette companies in China with US$ 3.4 billion in sales.

Largest cigarette company in China with US$ 8.2 billion in sales.

One of the largest cigarette companies in China with US$ 5.8 billion in sales.

The most prestigious brand of cigarette in China.

The largest music group in the world and the most supportive to the anti-piracy war in China.

Product Innovations



Superba film

- Super High barrier
- Reduces material volume
- Lower product cost
- Increased shelf life

UniSpecial

- Increased properties and special functions
- Provides anti-counterfeit and other important solutions to our customers





BariCoated film

- Food Safe Package
- High barrier
- Reduces material volume
- Lower product cost
- Increased shelf life

UniGard

- UniGard is the technical core of our packaging solutions. It provides the barrier property.
- From manufacturing through post - production processes, it will not harm the environment.



Proprietary Film Manufacturing Technology

- ***Specialty film using BOPP as a base film for coated, anti-counterfeit, and tobacco BOPP films.***
- ***Specialization improves water vapor and gas barrier properties, visual quality and printability of films.***
- ***Customized film based upon customers' needs***


Basic BOPP Film
Value Added Patented Technical Manufacturing Process
Coated Film varieties
Anti-Counterfeit films
Tobacco films


Coating film (single layer)
PVDC, AC, PVOH or LTS
Base film
BOPP, PET, and PA
Coating film (double layer)
PVDC, AC, PVOH or LTS
Finished Coated Film

Food Safety Reform

The Chinese Food Safety Law enacted in June 2009 has created a huge opportunity for Shiner

- New Food Safety Law greatly improves the regulatory environment

- Domestically in China rising consumer classes and incomes are driving higher consumer demand for convenience and attractive packaging

- Consistent and increasing concerns about product tampering across all markets



Solution Provider Case Study - Shineway



Shineway is the largest meat processing company in China **with 6 Billion USD sales** in 2009. Shineway's high-temperature meat products accounted for **1.4 Billion USD sales** in 2009.

Existing Packaging Problems: Current material used for processed sausage is PET (polyethylene terephthalate), which is in **high demand** in the market. The price of PET has been increasing because of oil and market demands. PET does not provide optimal moisture and oxygen barrier protection.

Shiner performed a detailed analysis of Shineway's manufacturing process and its product needs and developed solutions with the following benefits:

Shiner's Solution A: SOH666/CPP25

- **Super High Oxygen/Vapor barrier**
- **Single Layer VS. Multi Layer, so less material is used in each bag**
- **The raw material is not as sensitive to market cycles and is in less demand as a raw material**

Estimated Cost Saving: 6.0%

Shiner's Solution B: SOP92/CPP25

- **High Oxygen/Vapor barrier**
- **Single Layer VS. Multi Layer, so less material is used in each bag**
- **The raw material is in ample supply with stable pricing**

Estimated Cost Saving: 25.0%

Potential increase in sales to Shineway from 150 Metric Tons in 2010 to over 2,000 Metric Tons in 2011

Competitive Advantages

- **Quality** - In the domestic Chinese market, our products generally exceed accepted industry standards
- **Price** - We have a lower operating cost basis than most of our competitors due to economies of scale and the proprietary design of our own production lines and lower labor and operating costs
- **Customer Service -** For each business line, we have an accomplished sales and after-sales service team that is trained to promptly respond to customers
- **One-Stop Service** - By providing film making, packaging, and printing services, we are able save customers both lead-time and costs
- **Intellectual Property** - We have 16 patents, 6 patent applications pending and two trademarks issued by the Chinese government
- **Research & Development** - Our research and development team includes over 21 engineers focused on creating unique patented technologies and proprietary processes

SHINER INTERNATIONAL
NASDAQ Listed: BEST

Growth Strategy

Technology & Innovation	Customer Focus	Manufacturing Excellence	Acquisitions
➢ Focus on material science ➢ Strong R&D Capabilities ➢ Patented materials ➢ Proprietary processes	➢ World class customers ➢ Diversified geographically ➢ Long established relationships ➢ Custom tailored packaging solutions	➢ Focused factory strategy ➢ World class manufacturing ➢ New plant with modern state of the art equipment	➢ Complementary products and geographies ➢ Drive revenue growth and profitability through economies of scale ➢ Attractive valuations

Enhancing Shareholder Value

Sales & Distribution - China

- Experienced, knowledgeable and customer-oriented marketing team
- 25 employees in our marketing group, 17 of whom have worked in the industry for five years or more and are familiar with buyers' changing needs and concerns
- **New sales offices opening in Shanghai and Hong Kong in 2010**
  - Shanghai sales office will focus on the domestic food safety packaging market and target China's leading food processors
  - Hong Kong sales office will be a joint venture with an established distributor and will focus on developed markets such as Europe and North America
- For 2011, we plan to open at least 6 sales offices in China and 8 sales offices overseas in North America, Europe and Australia

Domestic Sales Network


Beijing
Zhengzhou
Shanghai
Chengdu
Ningbo
Zhuhai
Hong Kong
Haikou

Global Sales Network


Canada
Chicago
California
England
Israel
China
Hong Kong
Saigon
Australia

Manufacturing Facilities

- 2008 ~ 2009: Zhuhai manufacturing facility was up and running;
- 04/2009: Hainan new manufacturing facility was under construction;
- 10/2010: the world first 10,000-ton tobacco film production line will be set up, and will be operating in May 2011;
- At the end of 2010, the company plans to have a new manufacturing facility set up in Yangtze River Delta region.



Top Management Team

Qingtao Xing, CEO & President – Mr. Xing became President of Shiner in 2008, prior to serving as Shiner's vice president for strategic initiatives. From 2007 to 2008, Mr. Xing worked as a project development associate for LaSalle Investment Management. Mr. Xing received his master's of professional studies from Cornell University in 2007 and holds a bachelor's degree from Tongji University.

Xuezhu Xu, Interim CFO - Ms. Xu served as Chief Financial Officer of Shiner International, Inc. form July 24, 2007 to February 2010 and also served as its Chief Accounting Officer. Ms. Xu served as Chief Financial Officer of Sino Palace from January 2004 to July 2007. She served at Hisense as Chief Financial Officer from 1996 to December 2003. Ms. Xu graduated from Hainan Supply and Marketing School in 1981 with a bachelor's degree in accounting. She received an advanced certificate of MBA studies from Renmin University in 2004.

Jian Fu, Executive V.P. Manufacturing – Joined Shiner's processor company Hainan Modern Technology Croup in 1985 as a General Manager. Appointed Vice Chairman from 1998 to 2003. He was CEO of Sino Place Holding from 2004 to 2007. CEO of Shiner from 2007 to 2010. Mr. Fu received his undergraduate degree from South China Institute of Technology and has an advanced certificate of MBA studies from Renmin University.

Mingbiao Li, COO - He served as vice president of technology in 2007. Prior to that, Mr. Li served as general manager of our subsidiary, Hainan Shiner Industrial Co., Ltd., Between 2003 – 2005 as its Chairman from 2004 to 2007. He was general manager of Hainan Shiny-day Color Printing Packaging from 2003 to 2004. Mr. Li graduated from Tsinghua University in 1987 with a bachelor's degree in automotive engineering and a master's degree in transport engineering from Beijing University in 1991.

Key Financials - I

In Millions of the trading currency, except per share items.

Currency: USD

Key Financials[1]

For the Fiscal Period Ending	12 months Dec-31-2008A	12 months Dec-31-2009A	LTM[2] 12 months Jun-30-2010A	12 months† Dec-31-2010E
Currency	***USD***	***USD***	***USD***	***USD***
Total Revenue	**51.595**	**34.517**	**44.241**	**54.032**
Growth Over Prior Year	*20.65%*	*(33.10%)*	*7.29%*	*56.54%*
Gross Profit	**9.569**	**4.591**	**7.144**	**-**
Margin %	*18.55%*	*13.30%*	*16.15%*	-
EBITDA	**6.452**	**1.461**	**3.98**	**6.467**
Margin %	*12.51%*	*4.23%*	*9.00%*	*11.97%*
EBIT	**5.144**	**(0.193)**	**2.38**	**-**
Margin %	*9.97%*	*(0.56%)*	*5.38%*	-
Earnings from Cont. Ops.	**4.879**	**(0.1)**	**2.313**	-
Margin %	*9.46%*	*(0.29%)*	*5.23%*	-
Net Income	**4.879**	**(0.1)**	**2.313**	**-**
Margin %	*9.46%*	*(0.29%)*	*5.23%*	-
Diluted EPS Excl. Extra Items[3]	**0.198**	**(0.004)**	**0.094**	**0.17**
Growth Over Prior Year	*(16.16%)*	*NM*	*147.15%*	*1,600.00%*

[1]All results are taken from the most recently filed statement for each period. When there has been more than one, earlier filings can be viewed on the individual statement pages.
[2]Growth rates for the LTM period are calculated against the LTM period ending 12 months before.
[3]EPS figures for forward periods are consensus mean estimates.
†Growth rates for forward periods are calculated against prior period estimates or actual pro forma results as disclosed on the Estimates Consensus page.
Growth Rates are calculated in originally reported currency only and will not reflect any currency conversion selected above.

Key Financials - II



Revenues (US $ million)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
51.6
34.5
53.0
82.4
2008
2009
2010
2011



Gross Profit (US$ million)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.4
4.6
8.2
15.3
2008
2009
2010
2011



Net Income (US$ million)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.9
0.0
4.0
7.1
2008
2009
2010
2011

- Bad year of 2009 due to financial crisis
- More than 50% growth rate in revenue expected in 2010 and 2011
- Higher profit margin year over year

Balance Sheet

Balance Sheet

Balance Sheet as of:	2008-12-31	2009-12-31	2010-6-30
Currency in Million	*USD*	*USD*	*USD*
ASSETS			
Cash And Equivalents	3.816	3.06	3.249
Accounts Receivable	7.595	6.406	7.779
Notes Receivable	0.044	0.088	0.318
Inventory	7.079	8.321	10.358
Prepaid Exp.	1.284	0.3	0.468
Restricted Cash	0.684	0.733	-
Other Current Assets	3.678	3.192	2.792
Total Current Assets	**24.18**	**22.1**	**24.962**
Gross Property, Plant & Equipment	15.021	21.359	24.72
Accumulated Depreciation	(2.576)	(2.612)	(3.459)
Net Property, Plant & Equipment	**12.445**	**18.746**	**21.262**
Other Intangibles	0.356	0.349	0.347
Other Long-Term Assets	1.532	-	-
Total Assets	38.513	41.196	46.571

	2008-12-31	2009-12-31	2010-6-30
	USD	*USD*	*USD*
LIABILITIES			
Accounts Payable	3.799	2.668	4.625
Accrued Exp.	0.04	0.139	0.144
Short-term Borrowings	3.884	3.227	4.714
Unearned Revenue, Current	0.162	0.235	4.505
Other Current Liabilities	0.209	4.488	0.158
Total Current Liabilities	**8.093**	**10.756**	**14.145**
Other Non-Current Liabilities	-	-	-
Total Liabilities	**8.093**	**10.756**	**14.145**
Common Stock	0.025	0.025	0.025
Additional Paid In Capital	11.214	11.39	11.402
Retained Earnings	16.203	16.103	17.964
Treasury Stock	-	(0.058)	(0.058)
Comprehensive Inc. and Other	2.978	2.98	3.092
Total Common Equity	**30.42**	**30.44**	**32.426**
Total Equity	**30.42**	**30.44**	**32.426**
Total Liabilities And Equity	38.513	41.196	46.571

- **Healthy amount of short term loan and no long term debt**
- **Stable cash flow and growing capital expenditure**

Comparable Companies

Currency:	US Dollar							
As-Of Date:	Sep-08-2010							
Company Comp Set								
Company Name	Market Capitalization	P/Diluted EPS LTM	NTM Forward P/E (Capital IQ)	Total Enterprise Value	LTM Total Revenue	LTM EBITDA	LTM Diluted EPS
AEP Industries Inc. (NasdaqGS:AEPI)	163.70	NM	-	363.33	754.90	35.60	-
Bemis Company, Inc. (NYSE:BMS)	3,294.76	22.32x	12.9x	4,732.08	4,096.80	533.20	1.40
China Flexible Packaging Holdings Limited (SGX:C59)	77.86	8.62x	-	60.33	130.20	22.00	-
Sealed Air Corporation (NYSE:SEE)	3,391.61	14.87x	12.2x	4,305.21	4,377.20	667.80	1.40
Silgan Holdings Inc. (NasdaqGS:SLGN)	2,380.86	14.91x	13.6x	3,191.42	3,079.70	450.20	2.10
Sonoco Products Co. (NYSE:SON)	3,285.48	16.42x	13.2x	3,713.50	3,877.70	503.40	2.00
Shiner International, Inc. (NasdaqCM:BEST)	25.08	10.85x	4.9x	26.54	44.20	4.00	0.10

Source: Capital IQ

With bigger developing flexible packaging market in China and higher growth rate year over year, we expect Shiner's forward P/E ratio should reach at least 10 times when compared with other companies above.

Investment Highlights

- Well-known Customer Base: Most of Shiner's customers are the industry leaders, such as "Shineway", a leading meat processor; "Master Kong", a leading producer of instant noodles; "Want Want", a leading biscuit company.
- Customer-Tailored Packaging Solutions: Shiner has strong research capabilities and is able to provide a customer-tailored solution based upon the customers' actual needs. Very few Chinese competitors can do so.
- Innovative Packaging Solution: Shiner is able to leverage its world class R&D to develop innovative packaging products that help customers save costs while achieving better outcomes (longer shelf life, lighter materials).
- "One-Stop" Service and Production: Shiner has the most complete product offering from R&D to color printing and packaging, so that the customers can save time and cost by using its "one-stop" service.
- Low risk from import substitution: The lead time for importing BOPP films into China could take as long as 3 months and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP for domestic ones.
- Plays into China's growing domestic food consumption story: The food industry is expected to surpass a value of US$ 588 billion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will be further enhanced, driving strong demand for Shiner's products.
- Experienced management team: The company is lead by a talented management team with over 20 years of experience in the packaging industry and a well established technical and science driven operations team.

Contact Information

Auditor:
Goldman Parks Kurland Mohidin LLP

Legal Counsel:
Steven & Lee PC

Company Contact:
Qingtao Xing